EXHIBIT 32

CERTIFICATION PURSUANT TO

18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Seneca Foods Corporation (the "Registrant") on Form 10-Q for the quarterly period ended September 26, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Paul L. Palmby, President and Chief Executive Officer, and Michael S. Wolcott, Chief Financial Officer of the Registrant, certify, pursuant to 18. U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Paul L. Palmby
Paul L. Palmby
President and Chief Executive Officer
(Principal Executive Officer)

November 4, 2026

/s/ Michael S. Wolcott
Michael S. Wolcott
Chief Financial Officer
(Principal Financial Officer)

November 4, 2026